2 nd Quarter 2012 Earnings Conference Call July 19, 2012 EXHIBIT 99.2

Certain statements contained in this release are forward-looking in nature. These include all statements about People's United Financial's plans, objectives, expectations and other statements that are not historical facts, and usually use words such as "expect," "anticipate," "believe" and similar expressions.
Such statements represent management's current beliefs, based upon information available at the time the statements are made, with regard to the matters addressed. All forward-looking statements are subject to risks and uncertainties that could cause People's United Financial's actual results or financial condition to differ materially from those expressed in or implied by such statements. Factors of particular importance to People’s United Financial include, but are not limited to: (1) changes in general, national or regional economic conditions; (2) changes in interest rates; (3) changes in loan default and charge-off rates; (4)
changes in deposit levels; (5) changes in levels of income and expense in non-interest income and expense related activities; (6) residential mortgage and secondary market activity; (7) changes in accounting and regulatory guidance applicable to banks; (8) price levels and conditions in the public securities markets generally; (9) competition and its effect on pricing, spending, third-party relationships and revenues; (10) the successful integration of acquired companies; and (11) changes in regulation resulting from or relating to financial reform legislation. People's United Financial does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Forward-Looking Statement

Second Quarter 2012 Results
Overview / 2Q 2012 vs. 1Q 2012
Operating earnings of $67.2 million or $0.20 per share, versus $0.18 per share in the prior quarter
Net interest margin of 3.97%, down 4 bps
Loan growth of $116 million, 2.3% annualized growth rate
Deposit growth of $190 million, 3.6% annualized growth rate
Non-interest income increased $3.3 million to $75.7 million
Efficiency ratio improved to 61.5% from 63.2%
TCE/TA ratio decreased to 11.5% from 11.7% as we have continued to efficiently deploy capital

Continue to expand presence in the New York metro area
Completed the acquisition of 57 Citizens branches
Converted systems and rebranded all acquired Citizens branches over the weekend of June 22
nd
New York metro footprint now includes approximately 100 branches
Added seasoned in-market lending professionals over the last year and a half
• Five C&I lenders and two ABL professionals
Hired three senior lenders to lead our New York metro commercial real estate lending efforts
Increased fee income generation particularly in cash management and brokerage services
Repurchased 4.5 million shares, or $53.7 million, at a weighted average price of $11.93 per share
Recent Initiatives

Net Interest Margin - Decrease from 1Q 2012
4.01%
3.97%
0.08%
(0.08%)
0.05%
(0.04%)
(0.05%)
1Q 2012
Margin
Lower Loan
Yields
Asset Mix FV Amort-
Acquired
CDs
Cost
Recovery
Income
Lower
Funding
Rates/ Mix
2Q 2012
Margin

5 Net Interest Margin 4.09 4.11 4.07 4.01 3.89 4.13 4.11 4.16 4.01 3.97 2Q 2011 3Q 2011 4Q 2011 1Q 2012 2Q 2012 Margin- Operating Margin- Reported

Acquired Loan Portfolio
Actual Credit Experience vs. Expectations
Acquired loans initially recorded at fair value (inclusive of related credit mark) without carryover of historical ALLL
Accounting model is cash-flow based:
Contractual cash flows (principal & interest) less Expected cash flows (principal & interest) = non-accretable difference (effectively utilized to absorb actual portfolio losses)
Expected cash flows (principal & interest) less fair value = accretable yield
Expected cash flows are regularly reassessed and compared to actual cash collections
The following reclassifications from non-accretable difference to accretable yield during the period reflect better than anticipated credit performance: Butler: $6.5MM, Smithtown: $2.4MM
As of 6/30/2012
(in $ millions)
Carrying
Amount a, b
Carrying Amount Component b
NPLs
c
Non-Accretable
Difference/NPLs
Charge-offs
Incurred Since
Acquisition
Accretable
Yield
Non-Accretable
Difference
FinFed (2/18/10) $210.2 $12.8 $7.9 $36.5 22% $11.4
Butler (4/16/10) 68.2 27.1 16.4 11.4 144% 5.2
RiverBank (11/30/10) 319.7 105.9 11.1 25.3 44% 3.9
Smithtown (11/30/10)
c
954.2 461.5 127.6 111.5 114% 115.8
Danvers (7/1/11) 1, 464.3 542.4 28.0 51.9 54% 8.1
Total $3,016.6 $1,149.7 $191.0 $236.6
(a) Initial carrying amounts of acquired portfolios are as follows: FinFed, $1.2BN; Butler, $141MM; RiverBank, $518MM; Smithtown,
$1.6BN; and Danvers, $1.9BN.
(b) Carrying amount and related components reflect loan sale, settlement and payoff activity which have occurred since acquisition.
(c) Represent contractual amounts; loans meet People’s United Financial’s definition of a non-performing loan but are not subject to classification as non-accrual in the same manner as originated loans. Rather, these loans are considered to be accruing loans because their interest income relates to the accretable yield recognized at the pool level and not to contractual interest payments at the loan level.

Acquired Loan Portfolio
Amortization of Original Discount on Acquired Loan Portfolio
Note:
1. Excluding FinFed, the weighted average coupon on the acquired loan portfolio is 5.20%.
2. Represents the difference between the outstanding balance of the acquired loan portfolio and the carrying amount of the acquired loan portfolio.
$ in millions, except per share data
Impact on Net Interest Margin Impact on Earnings Per Share
2Q12 Total Accretion (All interest income on acquired loans) 56 Interest Income from Amortization of Original Discount on Acq. Loan Portfolio 11.7
1Q12 Acquired Loan Portfolio Carrying Amount 3,377 2Q12 Effective Tax Rate 32%
2Q12 Acquired Loan Portfolio Carrying Amount 3,017
2Q12 Average Acquired Loan Portfolio 3,197 2Q12 Earnings from Amortiz. of Original Discount on Acq. Loan Portfolio 7.9
Effective Yield on Acquired Loan Portfolio 6.97% 2Q12 Weighted Average Shares Outstanding 340.7
Weighted Average Coupon on Acquired Loan Portfolio
5.51%
2Q12 EPS Impact from Amortiz. of Discount on Acq. Loan Portfolio $0.02
Incremental Yield Attributable to Amortiz. of Discount on Acq. Loan Portfolio 1.46%
Incremental Interest Income from Amortiz. of Discount on Acq. Loan Portfolio 11.7
2Q12 Average Earning Assets 24,040
Add: Average unamortized loan discount
2
106
Adjusted 1Q12 Average Earning Assets 24,146
Impact on Overall Net Interest Margin (bps) 19
Operating Net Interest Margin 3.89%
Adjusted Net Interest Margin 3.70%
Amortization of Original Discount on Acquired Loan Portfolio Amortization of Original Discount on Acquired Loan Portfolio
1

Loans
Linked Quarter Change
(in $ millions)
Annualized linked QTD change
12.7% 7.7% -42.7%
Annualized linked QTD change- Originated
11.2%
Annualized Linked QTD change- Total
2.3%
20,606
20,489
103
(360)
374
Mar 31, 2012 Commercial
Banking
Retail Acquired Jun 30, 2012

Deposits by Business Line
Linked Quarter Change
(in $ millions)
*  Retail
includes Wealth Management deposits of $72MM at 3/2012 and $69MM at 6/2012
Total 21,268    21,458
Retail *
Annualized linked QTD change
3.7% 3.3%
Annualized Linked QTD change- Total 3.6%
Commercial
15,959
16,105
5,353
5,309
146
44
Mar 31, 2012 Retail Commercial Jun 30, 2012

Loans ($Bn)
Loans per Share

Deposits ($Bn)
Deposits per Share

People's United Financial, Inc.

Loans Deposits
Growing Future Earnings Per Share
Loans and Deposits per Share
$60.49
$14
$15
$16
$17
$18
$19
$20
$21
$22
2010Q2 2010Q4 2011Q2 2011 Q4 2012 Q2
$40
$45
$50
$55
$60
$65
Gross Loans ($BN) Loans per Share
$62.99
$14
$15
$16
$17
$18
$19
$20
$21
$22
2010Q2 2010Q4 2011Q2 2011Q4 2012 Q2
$40
$45
$50
$55
$60
$65
Deposits ($BN) Deposits per share

72.4
75.7
(0.2)
(1.2)
(0.8)
1.0
1.6
2.2
0.7
1Q 2012 Insurance Gain on
Loan Sales-
Residential
Bank
Service
Charges
Loan
Prepayment
Fees
Operating
Lease
Income
Gain on
Loan Sales-
Acquired
Other 2Q 2012
Non-Interest Income
Linked Quarter Change
(in $ millions)

Non-Operating
Operating
Total
Non-Interest Expense
Linked Quarter Change
(in $ millions)
208.6 205.7
0.6
205.6
0.7
1.5
(5.0)
(0.7)
202.1
3.0
3.6
1Q 2012 Non-Operating Citizens
Operating
Professional &
Outside Svc
Comp &
Benefits
Other 2Q 2012

13 Efficiency Ratio Last Five Quarters 64.9% 62.0% 61.8% 63.2% 61.5% 2Q 2011 3Q 2011 4Q 2011 1Q 2012 2Q 2012

Acquired Citizens branches will add approximately $7.8MM of non-interest expenses on a quarterly basis
In addition to the initiatives below, we are taking a longer-term view of cost planning, which will help us reduce the pro forma cost base
Recent Initiatives
Focused on Cost Reduction
Initiatives Status
Benchmarking business unit performance Benchmarking initiatives complete
Right-sized our employee base following acquisitions FTE reduced by 276, even after staffing for revenue initiatives
Consolidating 15 branches Consolidated 14 branches, completed sale of 1 branch
Actively marketing unused facilities 20 properties identified (14 owned, 6 leased); 50% of cost savings anticipated from 3 locations
Identify IT related savings $2 million of annual IT contractor and other consultant savings will be realized in 2012
Lower than anticipated rent and depreciation expense Estimated $900,000 positive impact in 2012
Savings in check processing charges and courier fees Estimated $900,000 positive impact in 2012
Savings in core processing costs Estimated $2.3 million positive impact in 2012
Purchasing initiatives and legal fee savings Estimated $500,000 positive impact in 2012
Other initiatives Identified approximately $9 million of other annual savings throughout the franchise

1.67
2.09
3.04
1.00
2.00
3.00
4.00
2Q 2011 3Q 2011 4Q 2011 1Q 2012 2Q 2012
PBCT Peer Group Median Top 50 Banks by Assets
Last Five Quarters
Asset Quality
NPAs / Loans & REO* (%)
*
Source: SNL Financial and Company filings
Non-performing assets (excluding acquired non-performing loans) as a percentage of originated loans plus all REO and repossessed assets;
acquired non-performing loans excluded as risk of loss has been considered by virtue of (i) our estimate of acquisition-date fair value, (ii) the existence of an FDIC loss sharing agreement, and/or (iii) allowance for loan losses established subsequent to acquisition

Last Five Quarters
0.26
0.46
0.71
0.00
0.50
1.00
1.50
2Q 2011 3Q 2011 4Q 2011 1Q 2012 2Q 2012
PBCT Peer Group Median Top 50 Banks
Asset Quality
Net Charge-Offs / Avg. Loans (%)
Source: SNL Financial and Company filings

Allowance for Loan Losses
Originated Portfolio Coverage Detail
(in $ millions)
1.57%
1.28%
0.00%
0.50%
1.00%
1.50%
2.00%
NPLs:Loans ALLL:Loans
Commercial
Banking
1.42%
0.37%
0.00%
0.50%
1.00%
1.50%
2.00%
NPLs:Loans ALLL:Loans
Retail Banking
Commercial ALLL - $155.5 million
82% of Commercial NPLs
Retail ALLL - $20.0 million
26% of Retail NPLs
Total ALLL - $175.5 million
66% of Total NPLs
1.52%
1.00%
0.00%
0.50%
1.00%
1.50%
2.00%
NPLs:Loans ALLL:Loans
Total

18 Operating ROAA Progress Last Five Quarters 0.92% 0.98% 0.86% 0.88% 0.97% 2Q 2011 3Q 2011 4Q 2011 1Q 2012 2Q 2012

19 Operating ROATE Progress Last Five Quarters 7.1% 8.0% 7.4% 8.0% 8.9% 2Q 2011 3Q 2011 4Q 2011 1Q 2012 2Q 2012

20 Operating Dividend Payout Ratio Last Five Quarters 95% 85% 93% 91% 82% 2Q 2011 3Q 2011 4Q 2011 1Q 2012 2Q 2012

2Q 2011 3Q 2011 4Q 2011 1Q 2012 2Q 2012
People’s United Financial
Tang. Com. Equity/Tang. Assets 13.9% 12.5% 12.0% 11.7% 11.5%
Leverage Ratio
1, 5
14.3% 12.7% 12.5% 12.2% 11.9%
Tier 1 Common
2
17.0% 15.0% 14.3% 13.9% 13.6%
Tier 1 Risk-Based Capital
3, 5
17.6% 15.2% 14.8% 14.5% 14.1%
Total Risk-Based Capital
4, 5
19.1% 16.7% 16.2% 16.0% 15.6%
People’s United Bank
Leverage Ratio
1, 5
11.6% 11.8% 11.1% 11.0% 11.0%
Tier 1 Risk-Based Capital
3, 5
14.2% 14.1% 13.1% 13.1% 13.1%
Total Risk-Based Capital
4,5
15.0% 14.9% 14.0% 14.1% 14.0%
Notes:
1. Leverage (core) Capital represents Tier 1 Capital (total stockholder’s equity, excluding: (i) after-tax net unrealized gains (losses) on certain securities classified as available for sale; (ii) goodwill and other acquisition-related intangibles; and (iii) the amount recorded in accumulated other comprehensive income (loss) relating to pension and other postretirement benefits), divided by Adjusted Total Assets (period end total assets less goodwill and other acquisition-related intangibles)
2. Tier 1 Common represents total stockholder’s equity, excluding goodwill and other acquisition-related intangibles, divided by Total Risk-Weighted Assets
3. Tier 1 Risk-Based Capital represents Tier 1 Capital divided by Total Risk-Weighted Assets
4. Total Risk-Based Capital represents Tier 1 Capital plus subordinated notes and debentures, up to certain limits, and the allowance for loan losses, up to 1.25% of total risk weighted assets, divided by Total Risk-Weighted Assets
5. Well capitalized limits for the Bank are: Leverage Ratio, 5%; Tier 1 Risk-Based Capital, 6%; and Total Risk-Based Capital, 10%
Capital Ratios

Summary
Premium brand built over 170 years
High quality Northeast footprint characterized by wealth, density and commercial activity
Strong leadership team
Solid net interest margin
Superior asset quality
Focus on relationship-based banking
Growing loans and deposits within footprint - in two of the largest MSAs in the country (New York City, #1 and Boston, #10)
Improving profitability
Returning capital to shareholders
Strong capital base as evidenced by robust Tangible Common Equity and
Tier 1 Common ratios
Sustainable Competitive Advantage

Appendix

We do not expect short-term interest rates to rise any time soon
Given short-term interest rates are very low and are expected to remain low for the near term, we have added additional securities
For 1Q 2012 we were more than twice as asset sensitive as the estimated median of our peer group, depending on the scenario
For an immediate parallel increase of 100bps, our net interest income is projected to increase by ~$59MM on an annualized basis
Yield curve twist scenarios confirm that we are reasonably well protected from bull flattener
(short rates are unchanged, long rates fall) and benefit considerably from bear flattener environments (short rates rise, long rates are unchanged)
Notes:
1. Analysis is as of 3/31/12 filings
2. Data as of 3/31/12 SEC filings, where exact +100bps shock up scenario data was not provided PBCT interpolated based on data disclosed
3. Data as of 3/31/12 filings, where exact +200bps shock up scenario data was not provided PBCT interpolated based on data disclosed
Current Asset Sensitivity
Net Interest Income at Risk
1
Analysis involves PBCT estimates, see notes below
Change in Net Interest Income
Scenario
Lowest
Amongst Peers
Highest
Amongst Peers Peer Median
PBCT Multiple to
Peer Median
Shock Up
100bps ²
-4.3% 5.8% 2.4% 2.6x
Shock Up
200bps ³
-7.4% 11.7% 4.2% 3.3x

Peer Group
Firm Ticker City State
1 Associated ASBC Green Bay WI
2 BancorpSouth BXS Tupelo MS
3 City National CYN Los Angeles CA
4 Comerica CMA Dallas TX
5 Commerce CBSH Kansas City MO
6 Cullen/Frost CFR San Antonio TX
7 East West EWBC Pasadena CA
8 First Niagara FNFG Buffalo NY
9 FirstMerit FMER Akron OH
10 Fulton FULT Lancaster PA
11 Huntington HBAN Columbus OH
12 M&T MTB Buffalo NY
13 New York Community NYB Westbury NY
14 Signature SBNY New York NY
15 Susquehanna SUSQ Lititz PA
16 Synovus SNV Columbus GA
17 Valley National VLY Wayne NJ
18 Webster WBS Waterbury CT
19 Wintrust WTFC Lake Forest IL
20 Zions ZION Salt Lake City UT

For more information, investors may contact: Peter Goulding, CFA 203-338-6799 peter.goulding@peoples.com